BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Notice of Annual Meetings of Shareholders

March 31, 2004

To The Shareholders:

     The Annual Meetings of Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation (the ²Corporations²) will be held on March 31, 2004, at 1166 Avenue of the Americas at 46th Street, 17th Floor Conference Room in New York City, NY, at 9:00 A.M., Local Time.  The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates.  The purposes of each meeting are as follows:

(1)  To elect Directors of each of the Corporations

(2)  To transact such other business as may properly come

     before the meetings.

Shareholders of record at the close of business on February 11, 2004, are entitled to notice of and to vote at said meetings.

     By order of the Board of Directors of Blue Ridge Real Estate Company and Big Boulder Corporation.

                                               Christine A. Liebold

                                               Secretary

February 23, 2004

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BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Blakeslee, Pennsylvania

PROXY STATEMENT

for the

ANNUAL MEETINGS OF SHAREHOLDERS

March 31, 2004

     This Proxy Statement is being mailed on or about February 24, 2003 to the Shareholders of Record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a ²Corporation² and collectively the ²Corporations²) in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on March 31, 2004, at 1166 Avenue of the Americas at 46th Street, 17th Floor Conference Room in New York City, NY, and at any adjournment or adjournments thereof (the ²Joint Meeting²).

     Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation.  For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting.  At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting.  Only one Proxy Card has been supplied to Shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for Shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

     The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations.  Each such proxy is subject to revocation by the Shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the Joint Meeting and voting in person.

     The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meetings which may be furnished to the Shareholders on behalf of the Board of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.

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     In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile.  Such solicitation may be made by officers, directors or employees of the Corporations without additional compensation.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

     A copy of the Corporations’ Annual Report for the Fiscal Year ended October 31, 2003, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material.  Additional copies of such report are available to any Shareholder upon request.

VOTING SECURITIES

     Each of the Corporations had outstanding on February 11, 2004, 1,916,130 shares of Common Stock, without par value, and neither has any other authorized class of securities.  Only Shareholders of Record of the Corporations at the close of business on February 11, 2004 will be entitled to vote at the Joint Meeting.  Each Shareholder has the right to cumulate his votes in the election of directors and may cumulate his votes differently in voting for the election of directors of each Corporation.  Cumulative voting entitles the Shareholder to multiply his shares by the number of directors (4) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his discretion, among two or more persons.  To vote cumulatively, a Shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words ²Cumulative For² on the lines provided under Items 1 and 2 on the Proxy Card.  On all other matters, each share of each of the Corporations will be entitled to one vote.

     Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by Proxy.  The enclosed Proxy Card is a means by which a Shareholder may authorize the voting of his or her shares at the Joint Meeting.  If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon.  Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card.  If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below.  If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion.  A Shareholder may attend the meeting even though he or she has executed a Proxy Card.

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     With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum.  With regard to the election of directors, Shareholders may cumulate votes for the nominees specified on the Proxy Card, as described above, or withhold votes for certain or all votes that are withheld will be excluded entirely from the vote and will have no effect.  Brokers that are member firms of the New York Stock Exchange ("NYSE"), and who hold shares of the Corporations in street name for customers, have the authority under the rules of the NYSE to vote those shares only with respect to the election of directors if they have not received instructions from the beneficial owner.

ELECTION OF DIRECTORS

     Four directors of each Corporation are to be elected at the Joint Meeting, as set forth by resolution of the Board of Directors.

     The By-Laws of each of the Corporations permit up to eight members to comprise the whole Board of Directors of each Corporation.

     The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the four nominees for the Board of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card.  If elected, the directors of each Corporation will hold office until the next Annual Meeting of such Corporation when their successors are elected.  If any vacancy shall occur because of death or other unexpected occurrence in the slates of nominees listed below for election as directors, the proxy agents have advised the Boards of Directors of the Corporations that it is their intention to vote the proxies for such substitute nominees as may be proposed by or on behalf of the Boards of Directors of each of the Corporations.

     Information with respect to the nominees, the periods during which they have served as directors of each Corporation, their principal occupations and their ages is set forth in the following table:

First

Became

Name

Director

Occupation (1)

Age

Milton Cooper    1983 Chairman and Director, Kimco Realty          74

                      Corporation; Director, Getty Realty Corp.

Michael J. Flynn 1990 Chairman of the Board, Blue Ridge            68

                      Real Estate Company and Big Boulder

                      Corporation; Vice Chairman

                      and Director, Kimco Realty Corporation

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Patrick M. Flynn 2001 Director of Real Estate, Kimco Realty        27

                      Corporation (since May 2001); Senior

                      Consultant, MIT Consulting (June 1995-

                      May 2001). Patrick is the son of Michael

                      Flynn

Wolfgang Traber  1986 Chairman of the Board, Hanseatic             59

                      Corporation (since August 1994);

                      Director, M.M. Warburg & CO KGaA,

                      Director, Kimco Income REIT

                      Director, Kappa Ventures – U.K.

                      Director, Langen GbR – Hamburg, Germany

                      Director, 422 BV – Amsterdam, Netherland

                      Director, Hanseatic Americas Ltd. – Bermuda

                      Director, Hamburg-Berliner Immobilien AG -

                                Hamburg

(1) Unless otherwise noted, the affiliations shown constitute the individual’s principal business experience for at least the last 5 years.  Directorships in public companies are also identified.

     Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a director except that such nominees have agreed to serve as a director of the Corporations if elected.

The directors are to be elected by a plurality of the votes cast at the Joint Meeting.  The Board of Directors unanimously recommends a vote FOR each of the nominees.

COMMITTEES AND MEETINGS

     Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.  Each Board of Directors held three meetings during the Fiscal Year ended October 31, 2003.

The Executive Committee of each Corporation consisted of Michael J. Flynn, Patrick M. Flynn and Eldon D. Dietterick.  This Committee is empowered to exercise all powers of the Board of Directors, except action on dividends and other matters where applicable laws limit committee authority , during the intervening period between regular Board Meetings. The Executive Committee did not convene during the Fiscal Year ended October 31, 2003.

     The Audit Committee of each Corporation, composed of Michael J. Flynn, Patrick M. Flynn and Eldon D. Dietterick, held four meetings during the Fiscal Year ended October 31, 2003. The Audit Committee reviews, with the Corporations’ independent certified public accountants (i) the scope of auditing procedures, (ii) the Corporations’ accounting procedures and controls, (iii) the Corporations’ audit report and financial statements on a quarterly basis.  None of the members of the Audit Committee would be considered independent under Rule 4200(a)(15)

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of the NASD’s listing standards applicable to companies whose securities are traded on Nasdaq.  While the Corporations’ securities are not traded on Nasdaq and, therefore, the Corporations are not required to satisfy Nasdaq’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Audit Committees would be considered independent as if the Corporations’ securities were traded on Nasdaq.

     The Compensation Committee of each Corporation consists of Milton Cooper and Wolfgang Traber.  This Committee reviews general compensation policies and reviews and recommends salary and other adjustments for employees and executive officers. The Compensation Committee did not convene during the Fiscal Year ended October 31, 2003.

     All Directors attended 100% of the aggregate of the total number of meetings of the Boards of Directors and of Committees of the Boards on which they served.

     In the view of each Board of Directors, it is appropriate for each Board of Directors not to have a nominating committee because Mr. Milton Cooper is the beneficial owner of 64.45% of the Corporations’ Common Stock.  Therefore, Mr. Cooper is able to cast a sufficient number of votes to elect a majority of the Directors of each Corporation.  If either Board of Directors, in consultation with Mr. Cooper, determined to nominate for election as a Director any person not then-currently serving as a Director, that Board of Directors would consider at that time the appropriateness of forming a nominating committee to address the relevant issues.  Neither Board of Directors has adopted a policy with regard to the consideration of any Director candidates recommended by security holders.  Each Board of Directors believes it is appropriate not to have such a policy in view of Mr. Cooper’s beneficial ownership of the Corporations’ Common Stock.  Neither Board of Directors has adopted any specific, minimum qualifications that it believes must be met by a person it recommends for nomination as a Director or any specific skills it believes are necessary for its Directors to possess.  Neither Board of Directors has a defined process for identifying or evaluating nominees for election as Directors.

     The Corporations policy encourages, but does not require, attendance by the Directors at the Annual Meetings of Shareholders of the Corporations.  At the annual meetings held in 2003, two of the Directors were in attendance.

HOLDINGS OF COMMON STOCK

     The following table sets forth, as reported to the Corporations as of February 11, 2004, the number of shares of Common Stock of each Corporation owned or controlled by persons who beneficially own more than 5% of each Corporation’s outstanding shares, each Director and nominee for Director, the Corporations’ officers listed in the table

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under the caption “2003 Annual Compensation for the Top Officers,” and the officers and directors as a group:

                                         Number of Shares      Percent

                                           Beneficially       of Shares

  Name and Address                         Owned (1)         Outstanding

Milton Cooper                              1,234,989(2)         64.45%

  c/o Kimco Realty Services, Inc.

  3333 New Hyde Park Road, Suite 100

  New Hyde Park, NY 10042-0020

Michael J. Flynn                              36,100(3)          1.88%

Patrick M. Flynn                              10,000(4)           *

Wolfgang Traber                                    0              *

Eldon D. Dietterick                            7,155(5)           *

Richard T. Frey                                5,112(6)           *

All Executive Officers and Directors       1,293,356            67.50%

 as a Group (6 Persons)

*Less than 1%

(1)  Shares are beneficially owned when a person, directly or indirectly, has or shares the voting power thereof (that is, the power to vote, or direct the voting, of such shares) and investment power thereof (that is, the power to dispose, or to direct the disposition, of such shares).

(2)  Based on information provided by Mr. Cooper, he has the sole voting and dispositive power over 154,607 shares.  The number of shares listed also includes 67,803 shares as to which Mr. Cooper disclaims beneficial ownership; such shares are owned by KC Holdings, Inc., of which Mr. Cooper is Chairman of the Board and President and the owner of approximately 8% of the outstanding stock.  The above number of shares also includes 1,012,579 shares which are owned by Kimco Realty Services, Inc., which is a wholly owned subsidiary of Kimco Realty Corporation, a Real Estate Investment Trust (“Kimco”).  Mr. Cooper is Chairman of the Board and Chief Executive Officer of Kimco, but disclaims beneficial ownership of the shares of the Corporations owned by Kimco.  Finally, the above number includes 17,991 shares owned by the Cooper Family Foundation of which Mr. Cooper is President, but disclaims beneficial ownership of the shares and 714 shares held by a trust for which Mr. Cooper serves as trustee, but as to which shares he disclaims beneficial ownership.  The business address of KC Holdings, Inc., Kimco Realty Services, Inc. and Kimco is c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, NY 11042-0020.

(1)

Includes currently exercisable option s (and options exercisable within 60 days after the record date) to purchase 35,000 shares.

(2)

Includes currently exercisable options (and options exercisable within 60 days after the record date) to purchase 10,000 shares.

(3)

Includes currently exercisable options (and options exercisable within 60 days after the record date) to purchase 7,000 shares.

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(4)

Includes currently exercisable options (and options exercisable within 60 days after the record date) to purchase 5,000 shares.

     The following table provides information as of October 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which the Corporations’ equity securities are authorized for issuance.

Equity Compensation Plan Information

                        Number of           Weighted-       Number of securities

                        securities          average         remaining available

                          to be          exercise price     for future issuance

                        issued upon      of outstanding     under equity

                        exercise of       options          compensation plans

                     options, warrants    warrants          (excluding securities

Plan Category           and rights       and rights         reflected in column (a))

Equity compensation

  plans approved by

  security

  holders               35,000          $  6.75

Equity compensation

   plans not approved

   by security

   holders               29,000            10.75

                       -------          -------               --------

  Total                 64,000          $  8.56                737,852

Annual Compensation for the Top Officers

The following table discloses certain compensation information for the chief executive officer of the Corporations and those executive officers whose salary and bonus was at least $100,000 for the Fiscal Year ended October 31, 2003.

     Annual Compensation (2)

Long-Term

Compensation

Awards

Name and

Securities

Principal

Other Annual

Underlying

All Other

Position

Year

Salary($)

Bonus($)

Compensation

Options/

Compensation

                                                   ($)(3)     SARS(#)           ($)

Patrick M. Flynn(4)    2003           0  $40,000       0        5,000          $0

Chief Executive        2002           0  $30,000       0        5,000           0

Officer & President    2001(1)        0        0       0            0           0

Eldon D. Dietterick(5) 2003     102,000   17,000       0        4,000           0

Executive Vice-Pres.   2002     102,000   20,000       0        3,000           0

& Treasurer            2001(1)   75,000   12,000       0            0           0

Richard T. Frey(6)     2003      90,000   15,000       0        3,000           0

Vice-President         2002      90,000   18,000       0        2,000           0

                       2001(1)   70,000   12,000       0            0           0

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(1) On August 28, 2001 the company decided to change its fiscal year end from March 31st to October 31st.

(2) Compensation was paid to Mr. Dietterick and Mr. Frey by Blue Ridge Real Estate Company, a portion of which was then allocated to Big Boulder Corporation.

(3) Does not include perquisites and other personal benefits in the aggregate amount for each named executive which does not exceed the lesser of either $50,000 or 10% of that executive’s total annual salary and bonus for any year.

(4) Mr. Patrick M. Flynn was appointed Chief Executive Officer and President on October 17, 2001.

(5) Mr. Eldon D. Dietterick was appointed Executive Vice-President and Treasurer October 17, 2001.

(6) Mr. Richard T. Frey was appointed Vice-President October 17, 2001.

Option Grants in Last Fiscal Year

The following table discloses certain information regarding options granted during Fiscal 2003 to each of the persons listed in the table entitled “Annual Compensation for the Top Officers.”  Potential realizable values are calculated on the basis of the percentage increase over the exercise price.

                             Individual Grants                      Potential

                                 Percent                            Realizable Value

                    Number of    of Total                           At Assumed Annual

                    Securities   Options      Exercise              Rates of Stock

                    Underlying   Granted to    or Base              Price Appreciation

                    Options      employees     Price   Expiration   For Option Term

Name                Granted      Fiscal Year   (#/sh)     Date        5%        10%

Patrick M. Flynn     5,000          28%         10.90   12/2/07     $15,057    $33,273

Eldon D. Dietterick  4,000          22%         10.90   12/2/07      12,046     26,618

Richard T. Frey      3,000          17%         10.90   12/2/07       9,034     19,964

Aggregate Option Exercises and Fiscal Year-End Option Value.

The following table discloses certain information regarding options exercised during Fiscal 2003 and the number and value of shares underlying options held at the end of Fiscal 2003 by each of the persons listed in the table entitled “Annual Compensation for the Top Officers.” Value of the unexercised in-the money options is calculated on the basis of an assumed $12.15 share price at 10/31/03.

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                                                    Number of

                                                    Securities           Value of

                                                    Underlying           Unexercised

                                                    Unexercised          In-the-money

                                                    Options at           Options at

                       Shares                       Fiscal Yr End        Fiscal Yr End

                     Acquired on    Value           Exercisable/         Exercisable/

Name                   Exercise     Realized        Unexercisable        Unexercisable

Patrick M. Flynn          0             0            10,000/0                14,500/0

Eldon D. Dietterick       0             0             7,000/0                 9,950/0

Richard T. Frey           0             0             5,000/0                 7,050/0

     Director Compensation.  An annual retainer of $5,000 is paid to Michael J. Flynn, Chairman of the Board.  An annual retainer of $1,000 is paid to each of Milton Cooper and Wolfgang Traber.  All Directors receive $1,000 for each Board Meeting they attend.  Directors do not receive compensation for committee meetings.  Michael J. Flynn received a $35,000 consulting fee during the Fiscal Year ended October 31, 2003.

     Employee Benefit Plans.  The Corporations have a defined benefit pension plan.  Eligible employees of the Corporations and certain of their subsidiaries participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant’s average compensation for the five highest consecutive years in the last ten year ("final average earnings") prior to retirement during which the employee was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant’s years of credited service (if less than 15 years) to 15 years.

     The table that follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan.  The retirement benefits shown are based upon retirement at the age of 65.

Years of Service

     Average Salary*            5               10               15**

     $   15,000               1,700            3,400            5,100

     $   30,000               3,700            7,400           11,100

     $   45,000               5,700           11,400           17,100

     $   60,000               7,700           15,400           23,100

     $   75,000               9,700           19,400           29,100

     $   90,000              11,700           23,400           35,100

     $  105,000              13,700           27,400           41,100

     $  120,000              15,700           31,400           47,100

     $  135,000              17,700           35,400           53,100

     $  150,000              19,700           39,400           59,100

     $  160,000              21,000           42,000           63,000

     *Based on 5 consecutive years of highest earnings in the last 10 years.

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**Minimum number of years of continuous service required to receive maximum pension.

Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program.

INDEPENDENT AUDITORS AND AUDIT COMMITTEE

Parente Randolph, PC was the auditor for the Fiscal Year ended October 31, 2003, and the Board of Directors, upon recommendation of the Audit Committee, has selected it as auditor for the year ended October 31, 2003.  A representative of Parente Randolph, PC will be present at the meeting with the opportunity to make a statement and respond to appropriate questions from shareholders ..

Audit Fees.  For the Fiscal Year s ended October 31, 2003 and 2002 , the Corporations paid Parente Randolph, PC its independent auditors, approximately $70,451 and $ 50,600 , respectively, for audit services.

Tax Fees.  For the Fiscal Year ended October 31, 2003 and 2002 , the Corporations paid Parente Randolph, PC its independent auditors, approximately $11,700 and $ 15,800 , respectively, for tax services.

All Other Fees.  For Fiscal Year ended October 31, 2003 and 2002 , the Corporations paid Parente Randolph, PC $4,413 and $ 26,600 , respectively, for all other services for the Corporations ..  The Audit Committee concluded that the foregoing non-audit services did not adversely impact the independence of Parente Randolph, PC.

Audit Committee Charter.  The Corporations’ Audit Committee acts pursuant to the Audit Committee Charter developed by the Board of Directors on October 16, 2000, a copy of which is attached as Exhibit A.

Audit Committee Financial Expert.  The Corporations’ Boards of Directors have determined that the Corporations do not have an “audit committee financial expert,” as that term is defined under the rules and regulations of the Securities and Exchange Commission, serving on the Audit Committees of their Boards of Directors.  The Corporations do not have an audit committee financial expert because their Boards of Directors believe it would be difficult to attract a person with the requisite qualifications, who would be an independent director, to the Boards of Directors.  Further, the Boards of Directors have determined that the persons serving on the Audit Committees of the Corporations’ Boards of Directors possess such experience in financial matters and have such knowledge of issues relating to financial reporting and auditing so as to adequately discharge their duties to shareholders of the Corporations in their capacity as members of the Audit Committees of the Corporations’ Boards of Directors.

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Report of the Audit Committee

We have reviewed and discussed with the management the Companies’ audited financial statements as of and for the Fiscal Year ended October 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors and auditors’ independence.

Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Corporations’ Annual Report on Form 10-K for the Fiscal Year ended October 31, 2003.

Michael J. Flynn

Patrick M. Flynn

Eldon D. Dietterick

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporations’ officers, directors and persons who own more than ten percent of a registered class of the Corporations’ equity securities (²10% Holders²), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission").  officers, directors and 10% Holders are required by Commission regulations to furnish the Corporations with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received, or written representations from certain reporting persons, the Corporations believe that during the period from November 1, 2002 through October 31, 2003, all filing requirements applicable to its officers, directors and 10% Holders were fulfilled.

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SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETINGS

     Consideration of certain matters is required at the Annual Meetings of Shareholders, such as the election of directors.  In addition, pursuant to applicable regulations of the Securities and Exchange Commission, Shareholders may present proposals, which are proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meetings, by submitting their proposals to the Corporations at their principal offices on a timely basis.  In order to be included for the 2004 Annual Meetings, proposals must be received by October 15, 2004.

OTHER MATTERS

     The Board of Directors of each Corporation are not aware of any matters, other than those listed in the Notice of Annual Meetings, that may be properly brought before the Joint Meeting.  If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.

     The Corporations Boards of Directors have provided a process by which any security holder can send communications to either or both of the Boards of Directors or any individual Director.  Any security holder desiring to send any communication to either or both of the Corporations’ Boards of Directors or to any individual Director should send that communication to either or both of the Boards of Directors or a specified Director, care of Christine A. Liebold, Secretary, Blue Ridge Real Estate Company and Big Boulder Corporation, P.O. Box 707, Blakeslee, PA 18610.  While maintaining the confidentiality of the communication, Ms. Liebold will forward all communications received in this manner onto to either or both of the Board or Directors or the specified Director, as indicated in the address listed on the communication.

                                         BLUE RIDGE REAL ESTATE COMPANY

                                            BIG BOULDER CORPORATION

                                         Christine A. Liebold, Secretary

Dated:  Blakeslee, Pennsylvania

        February 23, 2004

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EXHIBIT A

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee.  The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.  In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies  and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

▪

Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its division and subsidiaries

▪

Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

▪

Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations

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for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.  Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.  Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

▪

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.  Any changes in accounting principles should be reviewed.

▪

Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present.  Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

▪

Review accounting and financial human resources and succession planning within the company.

▪

Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

▪

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

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